UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 13, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800

(Address of Principal Executive Offices)
(602) 266-6700

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On , October 13, 2008, the Board of Directors (the “Board”) of Zila, Inc. (the “Company”) elected Wade F. Brooksby to serve as a director of the Company and as a member of the Audit Committee.
     Mr. Brooksby is 62 years old and is currently chief financial officer of InNexus Biotechnical, Inc., a Toronto Stock Exchange traded drug development company. From 2004-2006, he was CFO of Energy West, Inc., a NASDAQ traded energy utility. Earlier, Mr. Brooksby served in senior level executive positions for several companies in a variety of industries. He has served as an energy-marketing advisor to the Governor of Kentucky and on the board of directors of nine public and private companies as well as two not-for-profit organizations. Mr. Brooksby earned a bachelor of science degree in accounting and a masters degree in accounting from Brigham Young University.
     Mr. Brooksby will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement relating to the 2007 annual meeting of stockholders. Under these arrangements, Mr. Brooksby will receive an annual retainer of $10,000 for his service on the Board, $2,000 for each Board meeting attended in person, $1,000 for each Board meeting attended telephonically, $1,000 for each committee meeting attended in person or telephonically, and reimbursement of any expenses related to Board service. Mr. Brooksby will also be eligible to receive grants of options under the Zila, Inc. 1997 Stock Award Plan, as amended and restated.
     Other than as described above, Mr. Brooksby was not elected pursuant to any arrangement or understanding with any other person and is not a participant in any existing or proposed transaction with the Company.
     A copy of the Company’s press release announcing the election of Mr. Brooksby is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 16, 2008 entitled “Zila Names Wade Brooksby to Board of Directors”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 17, 2008

ZILA, INC.

/s/ Gary V. Klinefelter

By:	Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 17, 2007, entitled “Zila Names Wade Brooksby to Board of Directors”